                                                                    EXHIBIT 10.2

                           SECOND AMENDMENT AND WAIVER

          SECOND AMENDMENT AND WAIVER, dated as of June 14, 2002 (this "Second Amendment"), to the Amended and Restated Credit Agreement, dated as of March 21, 2000 (as amended to date and as the same may be further amended, supplemented or otherwise modified, the "Credit Agreement"), among CONCENTRA INC. (f/k/a Concentra Managed Care, Inc.), a Delaware corporation ("Holdings"), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as administrative agent (the "Administrative Agent"), FLEET NATIONAL BANK, as documentation agent (the "Documentation Agent"), and CREDIT SUISSE FIRST BOSTON, as syndication agent (the "Syndication Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agent are parties to the Credit Agreement;

          WHEREAS, Holdings wishes to issue the 2002 Holdings Discount Notes (as defined herein) and Holdings and the Borrower wish to make certain changes to their financial covenants under the Credit Agreement;

          WHEREAS, Holdings and the Borrower have requested that the Lenders amend certain provisions and waive certain provisions contained in the Credit Agreement to facilitate the issuance by Holdings of the 2002 Holdings Discount Notes and to revise the financial covenants undertaken by Holdings and the Borrower; and

          WHEREAS, The Required Lenders have consented to the requested amendments to and waivers of certain provisions of the Credit Agreement on and subject to the terms and conditions as set forth herein.

          NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     I. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     II. Amendments to the Credit Agreement. The parties hereto agree that the Credit Agreement shall be amended as follows:

         A. Amendments to Section 1.1 (Definitions). (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

         "Holdings Refinancing Indebtedness": any Indebtedness incurred by Holdings to refinance in whole or in part the 2002 Holdings Discount Notes (including accrued interest thereon) or to refinance any previously issued Holdings Refinancing Indebtedness, provided that such Indebtedness (i) is stated to mature not earlier than September 30, 2007 (except in the event that it is guaranteed by the Sponsor), (ii) has no mandatory cash payments of interest thereon prior to maturity, (iii) is not the object of any Guarantee Obligation by, and otherwise has no recourse to, the Borrower or any of its Subsidiaries and is not secured by any assets of the Borrower or any of its Subsidiaries, (iv) has cross-default or cross-acceleration provisions relating to Indebtedness of the Borrower or any of its Subsidiaries that are no less favorable to Holdings than those provided for in the Senior Discount Debenture Indenture or that are otherwise reasonably satisfactory to the Administrative Agent and (v) otherwise has terms and conditions reasonably satisfactory to the Administrative Agent.

         "2002 Holdings Discount Notes": unsecured senior discount notes issued by Holdings that (i) yield gross proceeds of $55,000,000, (ii) are stated to mature not earlier than 18 months after the Effective Date, (iii) have an effective yield to maturity of not more than 15% per annum and no mandatory cash payments of interest prior to maturity, (iv) are not the object of any Guarantee Obligation by, and otherwise have no recourse to, the Borrower or any of its Subsidiaries and are not secured by any assets of the Borrower or any of its Subsidiaries, (v) are guaranteed by the Sponsor, (vi) have cross-default or cross-acceleration provisions relating to Indebtedness of the Borrower or any of its Subsidiaries that are no less favorable to Holdings than those provided for in the Senior Discount Debenture Indenture or that are otherwise reasonably satisfactory to the Administrative Agent and (vii) otherwise have terms and conditions reasonably satisfactory to the Administrative Agent. The Net Cash Proceeds from the 2002 Holdings Discount Notes shall be contributed to the Borrower as equity.

     (b) The defined term "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately preceding clause (j) and (ii) inserting the following immediately preceding the phrase "and minus":

             "and (k) any loss on account of the extinguishment of debt associated with the redemption of $47,500,000 of the Senior Subordinated Notes pursuant to the "equity clawback" redemption permitted under the Senior Subordinated Note Indenture."

          B. Amendments to Section 2.9 (Mandatory Prepayments and Commitment Reductions). (a) The first sentence of Section 2.9(a) of the Credit Agreement is hereby amended by deleting the parenthetical in such sentence and inserting in lieu thereof the following parenthetical:

          "(other than (i) Capital Stock issued to directors and employees of Holdings, the Borrower or any of its Subsidiaries under employee benefit plans, (ii) Capital Stock issued to sellers as consideration in acquisitions of equity or ownership interests in, or assets of, other Persons, (iii) Capital Stock issued to existing stockholders of Holdings or other investors in private placements of the Capital Stock organized by the Sponsor in connection with the financing of Permitted Acquisitions, (iv) Capital Stock issued by the Borrower to Holdings in consideration for the contribution of substantially all of the Net Cash Proceeds of the 2002 Holdings Discount Notes or (v) Capital Stock issued by Holdings the proceeds of which are used to repay in whole or in part the 2002 Holdings Discount Notes or any Holdings Refinancing Indebtedness)".

     (b) The second sentence of Section 2.9(a) of the Credit Agreement is hereby amended by deleting the parenthetical in such sentence and inserting in lieu thereof the following parenthetical:

          "(other than the Senior Discount Debentures, the Senior Subordinated Notes, the Senior Discount Debenture Refinancing, the 2002 Holdings Discount Notes, the Holdings Refinancing Indebtedness and other Indebtedness permitted in accordance with Section 7.2 as in effect on the date hereof)".

          C. Amendments to Section 7.1 (Financial Condition Covenants). (a)
Section 7.1(a) of the Credit Agreement is hereby amended by deleting the portion of the table appearing therein relating to the fiscal quarters set forth below and substituting in lieu thereof the following:

                  Fiscal Quarter                   Consolidated Leverage Ratio
                  --------------                   ---------------------------
                   June 30, 2002                          4.40 to 1.00
                September 30, 2002                        4.25 to 1.00
                 December 31, 2002                        4.00 to 1.00
                  March 31, 2003                          3.75 to 1.00
                   June 30, 2003                          3.75 to 1.00
                September 30, 2003                        3.50 to 1.00
                 December 31, 2003                        3.50 to 1.00
                  March 31, 2004                          3.25 to 1.00
                   June 30, 2004                          3.25 to 1.00
                September 30, 2004                        3.15 to 1.00
         Each Quarter thereafter 2004-2008                3.00 to 1.00

                                                                               4
     (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the portion of the table appearing therein relating to the fiscal quarters set forth below and substituting in lieu thereof the following:

                                                     Consolidated Interest
                  Fiscal Quarter                        Coverage Ratio
                  --------------                        --------------
                   June 30, 2002                         2.00 to 1.00
                September 30, 2002                       2.00 to 1.00
                 December 31, 2002                       2.10 to 1.00
                  March 31, 2003                         2.25 to 1.00
                   June 30, 2003                         2.50 to 1.00
                September 30, 2003                       2.65 to 1.00
                 December 31, 2003                       2.75 to 1.00
                  March 31, 2004                         2.90 to 1.00
                   June 30, 2004                         3.00 to 1.00
                September 30, 2004                       3.10 to 1.00
                 December 31, 2004                       3.35 to 1.00
         Each Quarter thereafter 2005-2008               4.00 to 1.00

     (c) Section 7.1 of the Credit Agreement is hereby amended by inserting the following as clause (d):

          "(d) For purposes of calculating compliance with the covenants set forth in this Section 7.1 for any fiscal period that includes all or any part of the period from June 14, 2002 through August 15, 2002 (the "Planned Redemption Period") and for any date during the Planned Redemption Period, Consolidated Interest Expense for such fiscal period shall not include interest on $47,500,000 of the Senior Subordinated Notes accrued during the Planned Redemption Period and Consolidated Total Debt as of any such date shall not include such principal amount of the Senior Subordinated Notes, all in order to give pro forma effect during the Planned Redemption Period to the redemption of $47,500,000 of the Senior Subordinated Notes contemplated in Section V.C of the Second Amendment and Waiver dated as of June 14, 2002 to this Credit Agreement.

          D. Amendment to Section 7.2 (Indebtedness). Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" after clause (h),
(ii) deleting the period after clause (i) and substituting "; and" in lieu thereof, and (iii) inserting the following as clause (j):

          "(j) Indebtedness of Holdings in respect of the 2002 Holdings Discount Notes in an aggregate principal amount of $55,000,000 or in respect of any Holdings Refinancing Indebtedness (plus, in each case, increases in the principal amount of such Indebtedness resulting from the compounding of interest in accordance with the pay-in-kind feature of such Indebtedness)."

          E. Amendment to Section 7.8 (Investments). Section 7.8 of the Credit Agreement is hereby amended by (i) deleting the word "and" from the end of clause (g), (ii) deleting the period at the end of clause (h) and substituting "; and" in lieu thereof and (iii) inserting the following as clause (i):

          "(i) Investments pursuant to the redemption of $47,500,000 of the Senior Subordinated Notes as contemplated by Section 7.1(d)."

          F. Amendments to Section 7.9 (Optional Payments and Modifications of Certain Debt Instruments). (a) Section 7.9 of the Credit Agreement is hereby amended by deleting the parenthetical in subsection (a) thereof in its entirety and substituting the following in lieu thereof:

          "(other than such a payment, prepayment, repurchase or redemption of (i) the Senior Discount Debentures with the proceeds of any Senior Discount Debenture Refinancing or (ii) the Senior Subordinated Notes with proceeds received by Holdings in connection with its issuance of the 2002 Holdings Discount Notes and subsequently contributed by Holdings to the Borrower)".

     (b) Section 7.9 of the Credit Agreement is further amended by deleting in its entirety the parenthetical in clause (b) and substituting in lieu thereof the following:

          "(other than (i) any such amendment, modification, waiver or other change that (y) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (z) does not involve the payment of a material consent fee or (ii) any such conforming amendment, modification, waiver or other change to the Senior Discount Debentures made to permit, or otherwise reasonably in connection with, the issuance of the 2002 Holdings Discount Notes)".

          G. Amendment to Section 7.10 (Transactions with Affiliates). The second sentence of Section 7.10 of the Credit Agreement is hereby amended by (i) inserting "(i)" after the phrase, "Notwithstanding the foregoing," and (ii) deleting the period at the end of the second sentence and inserting in lieu thereof the following:

          "and (ii) Holdings may issue and sell to any Affiliate all or any part of the 2002 Holdings Discount Notes and any Holdings Refinancing Indebtedness and may pay and perform all of its obligations thereunder, including the payment of all fees and expenses in connection therewith (including any guarantee fee payable to the Sponsor in respect of its guarantee of the 2002 Holdings Discount Notes), and may redeem Senior Subordinated Notes held by any Affiliate as part of the redemption contemplated by Section 7.1(d)."

     III. Waiver. The Lenders hereby waive any noncompliance that might arise under Sections 7.17 and 8(l) in connection with the issuance by Holdings of the 2002 Holdings Discount Notes or the Holdings Refinancing Indebtedness, including the payment of all fees and expenses in connection therewith (including any guarantee fee payable to the Sponsor in respect of its guarantee of the 2002 Holdings Discount Notes).

     IV. Further Acknowledgment. The Lenders agree that the Net Cash Proceeds of the issuance of the 2002 Holdings Discount Notes shall not be subject to any Lien created by the Security Documents or any right of setoff. The Lenders acknowledge that Holdings shall use such Net Cash Proceeds as soon as reasonably practicable after such issuance to redeem $47,500,000 of the Senior Subordinated Notes pursuant to the "equity clawback" redemption permitted under the Senior Subordinated Note Indenture.

     V. Conditions Precedent. This Second Amendment shall become effective as of the date on which each of the conditions precedent set forth below shall have been satisfied or waived (the date all such conditions are fulfilled, the "Second Amendment Effective Date"):

         A. Holdings, the Borrower, the Administrative Agent and the Majority Facility Lenders under each Facility shall have executed and delivered this Second Amendment and the Subsidiary Guarantors shall have consented to this Second Amendment.

         B. The Administrative Agent shall have received, to the extent that it has not theretofore received, a certificate of the Secretary or Assistant Secretary of each of Holdings and the Borrower as to the incumbency and signature of each of the officers signing this Second Amendment, and any other instrument or document delivered by Holdings and the Borrower in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary.

         C. Holdings shall have issued the 2002 Holdings Discount Notes and contributed the Net Cash Proceeds therefrom to the Borrower as equity, and arrangements satisfactory to the Administrative Agent shall have been made for the redemption as soon as reasonably practicable thereafter of $47,500,000 of the Senior Subordinated Notes pursuant to the "equity clawback" redemption permitted under the Senior Subordinated Note Indenture.

     VI. General.

         A. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Second Amendment, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and Lenders parties hereto as of the Second Amendment Effective Date that:

         1. Power; Authorization; Enforceable Obligations.

         a. Each of Holdings and the Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Second Amendment, and to perform the Loan Documents, to which it is a party, as amended by this Second Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Second Amendment and the performance of such Loan Documents, as so amended.

         b. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Second Amendment, or the Loan Documents to which it is a party, as amended by this Second Amendment, except for consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

          c. This Second Amendment has been duly executed and delivered on behalf of Holdings and the Borrower.

          d. This Second Amendment and the Loan Documents to which Holdings or the Borrower is a party, as amended by this Second Amendment, each, constitutes a legal, valid and binding obligation of Holdings and the Borrower, as the case may be, enforceable against each of Holdings and the Borrower, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          2. No Legal Bar. The execution, delivery and performance of this Second Amendment and the performance of the Loan Documents to which Holdings or the Borrower, as the case may be, is a party, as amended by this Second Amendment, (a) will not violate or conflict with any Requirement of Law or any material Contractual Obligation of Holdings, the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

          3. No Change. Since December 31, 2001 there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect.

          4. Representations and Warranties in Loan Documents. The representations and warranties made by each Loan Party in each Loan Document to which it is a party and herein are true and correct on and as of the Second Amendment Effective Date, before and after giving effect to the effectiveness of this Second Amendment, as if made on and as of the Second Amendment Effective Date, except to the extent that such representation and warranty is expressly limited by its terms to an earlier date.

          B. Continuing Effect of Loan Documents. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

          C. Fee. The Borrower agrees to pay to each Lender which executes and delivers this Second Amendment prior to 5:00 p.m., New York City time, June 14, 2002, a fee agreed to by the Administrative Agent, such fee to be earned as of the Effective Date and payable within 5 Business Days of such date, provided, that this Second Amendment has then become effective in accordance with the terms hereof. The parties hereto agree that failure by the Borrower to pay such fee in full on or before the date when due will be considered an Event of Default under the Credit Agreement.

          D. Expenses. The Borrower agrees to pay to the Administrative Agent and the Lenders parties hereto all fees as set forth herein and to reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second

Amendment and any other documents prepared in connection herewith, including the reasonable fees and expenses of counsel.

          E. Governing Law. This Second Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

          F. Counterparts. This Second Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages thereof.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                CONCENTRA INC.



                                By: /s/ Thomas E. Kiraly
                                    --------------------------------------------
                                Name:   Thomas E. Kiraly
                                Title:  Executive Vice President




                                CONCENTRA OPERATING CORPORATION

                                By: /s/ Thomas E. Kiraly
                                   ---------------------------------------------
                                Name:   Thomas E. Kiraly
                                Title:  Executive Vice President




                                JPMORGAN CHASE BANK, as Administrative Agent and as a Lender



                                By: /s/ Robert Bottamedi
                                    --------------------------------------------
                                Name:   Robert Bottamedi
                                Title:  Vice President

                               LCM LIMITED PARTNERSHIP

                               BY LYON CAPITAL MANAGEMENT LLC, AS
                               ATTORNEY IN FACT
                               By:      /s/ F. Tavangar
                                        --------------------------------------
                               Name:    LYON CAPITAL MANAGEMENT LLC
                               Title:   Farboud Travangar
                                        Senior Portfolio Manager

                               Tuscany CDO, Limited

                               By:      /s/ David C. Wagner
                                        --------------------------------------
                               Name:    PPM America, Inc., as Collateral Manager
                               Title    David C. Wagner
                                        Managing Director

                               Carlyle High Yield Partners, L.P.

                               By:      /s/ Linda Pace
                                        -------------------------------------
                               Name:    Linda Pace
                               Title:   Principal

                               Carlyle High Yield Partners II, Ltd.

                               By:      /s/ Linda Pace
                                        -------------------------------------
                               Name:    Linda Pace
                               Title:   Principal

                               Carlyle High Yield Partners III, L.P.

                               By:      /s/ Linda Pace
                                        -------------------------------------
                               Name:    Linda Pace
                               Title:   Principal

                               Canyon Capital Advisors LLC
                               a Delaware limited liability company,
                               its Collateral Manager

                                        III. By: /s/ R. Christian B. Eversen

                               Name:    R. Christian B. Eversen
                               Title:   Managing Director
                               ELF FUNDING TRUST III

                                 By:  New York Life Investment Management, LLC.
                                          as Attorney-in-Fact IV.

                                 By:      /s/ Robert H. Dial
                                          ----------------------------------
                                 Name:    Robert H. Dial
                                 Title:   Vice President


                                 Carlyle High Yield Partners IV, Ltd.

                                 By:      /s/ Linda Pace
                                          ----------------------------------
                                 Name:    Linda Pace
                                 Title:   Principal

                                 Toronto Dominion (New York), Inc. V.

                                 By:      /s/ Susan K. Strong
                                          ----------------------------------
                                 Name:    Susan K. Strong
                                 Title:   Vice President


                                 MAGNETITE ASSET INVESSTORS, LLC
                                 MAGNETITE ASSET INVESTORS III, LLC
                                 BLACKROCK SENIOR LOAN TRUST
                                 SENIOR LOAN FUND

                                 By:      /s/ M. Williams
                                          ----------------------------------
                                 Name:    M. Williams
                                 Title:   Director

                                  J.H. Whitney Market Value Fund, L.P.

                                  By:      /s/ Marc Diagonale
                                           -------------------------------------
                                  Name:    Marc Diagonale
                                  Title:   Authorized Signatory

                                  Whitney Private Debt Fund, L.P.

                                  By:      /s/ Marc Diagonale
                                           -------------------------------------
                                  Name:    Marc Diagonale
                                  Title:   Authorized Signatory

                                  Credit Suisse First Boston

                                  By:      /s/ Bill O'Daly
                                           -------------------------------------
                                  Name:    Bill O'Daly
                                  Title:   Director

                                  By:      /s/ Ian W. Nalitt
                                           -------------------------------------
                                  Name:    Ian W. Nalitt
                                  Title:   Director


                                  PB CAPITAL CORP.

                                  By:      /s/ Thomas Dearth
                                           -------------------------------------
                                  Name:    Thomas Dearth
                                  Title:   Associate

                                  By:      /s/ Jeff Frost
                                           -------------------------------------
                                  Name:    Jeff Frost
                                  Title:   Managing Director

                                  ELC (Cayman) Ltd.
                                  By:      Institutional Debt Management, Inc.
                                           As Collateral Manager

                                  By:      /s/ John W. Stelwagon
                                           -------------------------------------
                                  Name:    John W. Stelwagon
                                  Title:   Managing Director

                                  ELC (Cayman) Ltd. CDO Series 1999-I
                                  By:      Institutional Debt Management, Inc.
                                           As Collateral Manager

                                  By:      /s/ John W. Stelwagon
                                           -------------------------------------
                                  Name:    John W. Stelwagon
                                  Title:   Managing Director


                                  ELC (Cayman) Ltd. 1999-II
                                  By:      Institutional Debt Management, Inc.
                                           As Collateral Manager

                                  By:      /s/ John W. Stelwagon
                                           -------------------------------------
                                  Name:    John W. Stelwagon
                                  Title:   Managing Director


                                  ELC (Cayman) Ltd. 1999-III
                                  By:      Institutional Debt Management, Inc.
                                           As Collateral Manager

                                  By:      /s/ John W. Stelwagon
                                           -------------------------------------
                                  Name:    John W. Stelwagon
                                  Title:   Managing Director


                                  ELC (Cayman) Ltd. 2000-I
                                  By:      Institutional Debt Management, Inc.
                                           As Collateral Manager

                                  By:      /s/ John W. Stelwagon
                                           -------------------------------------
                                  Name:    John W. Stelwagon
                                  Title:   Managing Director


                                  APEX (IDM) CDO I, LTD.
                                  By:      Institutional Debt Management, Inc.
                                           As Collateral Manager

                                  By:      /s/ John W. Stelwagon
                                           -------------------------------------
                                  Name:    John W. Stelwagon
                                  Title:   Managing Director

                                     SENIOR DEBT PORTFOLIO
                                     By:      Boston Management and Research
                                              as Investment Advisor

                                     By:      /s/ Payson F. Swaffield
                                              ----------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President


                                     EATON VANCE SENIOR INCOME TRUST
                                     By:      Eaton Vance Management as
                                              Investment Advisor

                                     By:      /s/ Payson F. Swaffield
                                              ----------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President


                                     EATON INSTITUTION SENIOR LOAN FUND
                                     By:      Eaton Vance Management as
                                              Investment Advisor

                                     By:      /s/ Payson F. Swaffield
                                              ----------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President


                                     OXFORD STRATEGIC INCOME FUND
                                     By:      Eaton Vance Management as
                                              Investment Advisor

                                     By:      /s/ Payson F. Swaffield
                                              ----------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President


                                     EATON VANCE CDO II, LTD.
                                     By:      Eaton Vance Management as
                                              Investment Advisor

                                     By:      /s/ Payson F. Swaffield
                                              ----------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President



                                     EATON VANCE CDO III, LTD.
                                     By:      Eaton Vance Management as
                                              Investment Advisor

                                     By:      /s/ Payson F. Swaffield
                                              ----------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President


                                     EATON VANCE CDO IV, LTD.
                                     By:      Eaton Vance Management as
                                              Investment Advisor

                                     By:      /s/ Payson F. Swaffield
                                              ----------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President


                                     COSTANTINUS EATON VANCE CDO V, LTD.
                                     By:      Eaton Vance Management as
                                              Investment Advisor

                                     By:      /s/ Payson F. Swaffield
                                              ----------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President


                                     GRAYSON & CO
                                     By:      Boston Management and Research
                                              as Investment Advisor

                                     By:      /s/ Payson F. Swaffield
                                              ----------------------------------
                                     Name:    Payson F. Swaffield
                                     Title:   Vice President


                                     PUTNAM PREMIER INCOME TRUST

                                     By:      /s/ John R. Verani
                                              ----------------------------------
                                     Name:    John R. Verani
                                     Title:   Vice President

                                     TRAVELERS SERIES FUND, INC. - PUTNAM
                                     DIVERSIFIED INCOME PORTFOLIO

                                     By:    /s/ John R. Verani
                                            ----------------------------
                                     Name:  John R. Verani
                                     Title: Vice President


                                     PUTNAM STRATEGIC INCOME FUND

                                     By:    /s/ John R. Verani
                                            ----------------------------
                                     Name:  John R. Verani
                                     Title: Vice President


                                     PUTNAM MASTER INTERMEDIATE INCOME
                                     TRUST

                                     By:    /s/ John R. Verani
                                            ----------------------------
                                     Name:  John R. Verani
                                     Title: Vice President


                                     PUTNAM MASTER INCOME TRUST

                                     By:    /s/ John R. Verani
                                            ----------------------------
                                     Name:  John R. Verani
                                     Title: Vice President


                                     PUTNAM VARIABLE TRUST - PVT
                                     DIVERSIFIED INCOME FUND

                                     By:    /s/ John R. Verani
                                            ----------------------------
                                     Name:  John R. Verani
                                     Title: Vice President

                                     DEUTSCHE BANK TRUST COMPANY
                                     AMERICAS

                                     By:    /s/ Diane F. Rolfe
                                            ---------------------------------
                                     Name:  Diane F. Rolfe
                                     Title: Vice President

                                     By:    /s/ Scottye Lindsey
                                            ---------------------------------
                                     Name:  Scottye Lindsey
                                     Title  Vice President

                                     MAGMA CDO LTD.

                                     By:    /s/ Kaitlin Trinh
                                            ----------------------------------
                                     Name:  Kaitlin Trinh
                                     Title: Fund Controller

                                     Sankaty Advisors, Inc., as Collateral

                                     Manager for Bryant Point DBO
                                     1999-1 LTD., as Term Lender

                                     By:    /s/ Diane J. Exter
                                            -----------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                     Sankaty Advisors, Inc., as Collateral
                                     Manager for Bryant Point II CBO
                                     2001-1 LTD., as Term Lender

                                     By:    /s/ Diane J. Exter
                                            -----------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                  Sankaty Advisors, Inc., as Collateral
                                  Manager for Great Point CLO 1999-1
                                  LTD., as Term Lender

                                  By:      /s/ Diane J. Exter
                                           ----------------------------------
                                  Name:    Diane J. Exter
                                  Title:   Managing Director
                                           Portfolio Manager

                                  Sankaty Advisors, Inc., as Collateral

                                  Manager for Race Point CLO, Limited,
                                  as Term Lender

                                  By:      /s/ Diane J. Exter
                                           ----------------------------------
                                  Name:    Diane J. Exter
                                  Title:   Managing Director
                                           Portfolio Manager

                                  Sankaty High Yield Asset Partners, L.P.

                                  By:      /s/ Diane J. Exter
                                           -----------------------------------
                                  Name:    Diane J. Exter
                                  Title:   Managing Director
                                           Portfolio Manager

                                  Sankaty High Yield Asset Partners II, L.P.

                                  By:      /s/ Diane J. Exter
                                           ----------------------------------
                                  Name:    Diane J. Exter
                                  Title:   Managing Director
                                           Portfolio Manager

                                  Sankaty High Yield Asset PartnersIII, L.P.

                                  By:      /s/ Diane J. Exter
                                           ----------------------------------
                                  Name:    Diane J. Exter
                                  Title:   Managing Director
                                           Portfolio Manager

                                Liberty-Stein Roe Advisor Floating Rate
                                Advantage Fund
                                By Stein Roe & Farnham Incorporated, as Advisor

                                By:      /s/ James R. Fellows
                                         ------------------------------------
                                Name:    James R. Fellows
                                Title:   Sr. Vice President & Portfolio Manager


                                Stein Roe Floating Rate Limited Liability
                                Company

                                By:      /s/ James R. Fellows
                                         ------------------------------------
                                Name:    James R. Fellows
                                Title:   Senior Vice President
                                         Stein Roe & Farnham Incorporated,
                                         as Advisor to the Stein Roe Floating
                                         Rate
                                         Limited Liability Company


                                Stein Roe & Farnham CLO I Ltd.
                                by Stein Roe & Farnham Incorporated,
                                As Portfolio Manager

                                By:      /s/ James R. Fellows
                                         --------------------------------------
                                Name:    John R. Fellows
                                Title:   Sr. Vice President & Portfolio Manager


                                CREDITANSTALT-BANKVEREIN

                                By:      /s/ Ajay Nanda
                                         ------------------------------------
                                Name:    Ajay Nanda
                                Title:   Associate Director

                                By:      /s/ Elizabeth Tallmadge
                                         ---------------------------------------
                                Name:    Elizabeth Tallmadge
                                Title:   Managing Director
                                         Chief Investment Officer

                                LONG LANE MASTER TRUST IV

                                By:      Fleet National Bank as Trust
                                         Administrator

                                By:      /s/  Darcey Bartel
                                         -------------------------------------
                                Name:    Darcey Bartel
                                Title:   Director
                                SEQUILS - PILGRIM I, LTD.
                                By:      ING Investments, LLC
                                         as its Investment Manager

                                     By:      /s/ Michel Prince, CFA
                                              ----------------------------------
                                     Name:    Michel Prince
                                     Title:   Vice President

                                     ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD
                                     By:      ING Investments, LLC
                                              as its Investment Manager

                                     By:      /s/ Michel Prince, CFA
                                              ----------------------------------
                                     Name:    Michel Prince
                                     Title:   Vice President

                                     ING PRIME RATE TRUST
                                     By:      ING Investments, LLC
                                              as its Investment Manager

                                     By:      /s/ Michel Prince, CFA
                                              ----------------------------------
                                     Name:    Michel Prince
                                     Title:   Vice President

                                     PILGRIM AMERICA HIGH INCOME
                                     INVESTMENTS LTD.
                                     By:      ING Investments, LLC
                                              as its Investment Manager

                                     By:      /s/ Michel Prince, CFA
                                              ----------------------------------
                                     Name:    Michel Prince
                                     Title:   Vice President

                                     PILGRIM CLO 1999-1 LTD.
                                     By:      ING Investments, LLC
                                              as its Investment Manager

                                     By:      /s/ Michel Prince, CFA
                                              ----------------------------------
                                     Name:    Michel Prince
                                     Title:   Vice President

                                     SCOTIABANC INC.

                                     By:      /s/ Dana C. Maloney
                                              ----------------------------------
                                     Name:    Dana C. Maloney
                                     Title:   Director


                                     CREDIT LYONNAIS NEW YORK BRANCH

                                     By:     /s/ Charles Heidsieck
                                             ----------------------------------
                                     Name:   Charles Heidsieck
                                     Title:  Senior Vice President

                                     Galaxy CLO 1999-1 Ltd.

                                     By:     /s/ Thomas G. Brandt
                                             ----------------------------------
                                     Name:   Thomas G. Brandt
                                     Title:  Managing Director


                                     FIRST DOMINION FUNDING I

                                     By:     /s/ Andrew H. Marshak
                                             ----------------------------------
                                     Name:   Andrew H. Marshak
                                     Title:  Managing Director


                                     FIRST DOMINION FUNDING III

                                     By:     /s/ Andrew H. Marshak
                                             ----------------------------------
                                     Name:   Andrew H. Marshak
                                     Title:  Managing Director


                                     APEX (TRIMARAN) CDO I, LTD.
                                     By Trimaran Advisosrs, LLD

                                     By:     /s/ David M. Millison
                                             ----------------------------------
                                     Name:   David M. Millison
                                     Title:  Managing Director

                             GENERAL ELECTRIC CAPITAL CORPORATION

                             By:      /s/ Janet K. Williams
                                      ---------------------------------------
                             Name:    Janet K. Williams
                             Title:   Duly Authorized Signatory


                             Fidelity Advisory Series II: Fidelity Advisor High Floating Rate High Income Trust

                             By:      /s/ John H. Costello
                                      ---------------------------------------
                             Name:    John H. Costello
                             Title:   Assistant Treasurer


                             Ballyrock CDO I Limited
                             By BALLYROCK Investment Advisors LLC,
                             as Collateral Manager

                             By:      /s/ Lisa Rymut
                                      ---------------------------------------
                             Name:    Lisa Rymut
                             Title:   Assistant  Treasurer

                             Pension Investment Committee Of General Motors For General Motors Employees Domestic Group Pension Trust

                             By Fidelity Management Trust Company as
                             Investment Manager, Under Power of Attorney

                             By:      /s/ John P. O'Reilly, Jr.
                                      ----------------------------------------
                             Name:    John P. O'Reilly, Jr.
                             Title:   Executive Vice President


                             MOUNTAIN CAPITAL CLO I, LTD.

                             By:      /s/ C. Antony Mellia
                                      ----------------------------------------
                             Name:    C. Antony Mellia
                             Title:   Director

                          STANWICH LOAN FUNDING LLC

                          By:      /s/ Ann E. Morris
                                   --------------------------------------
                          Name:    Ann E. Morris
                          Title:   Asst. Vice President


                          HARBOUR TOWN FUNDING TRUST

                          By:      /s/ Ann E. Morris
                                   --------------------------------------
                          Name:    Ann E. Morris
                          Title:   Asst. Vice President


                          HARBOUR TOWN FUNDING LLC

                          By:      /s/ Ann E. Morris
                                   --------------------------------------
                          Name:    Ann E. Morris
                          Title:   Asst. Vice President


                          PPM SPYGLASS FUNDING TRUST

                          By:      /s/ Ann E. Morris
                                   --------------------------------------
                          Name:    Ann E. Morris
                          Title:   Asst. Vice President


                          PPM SHADOW CREEK FUNDING TRUST

                          By:      /s/ Ann E. Morris
                                   --------------------------------------
                          Name:    Ann E. Morris
                          Title:   Asst. Vice President


                          KZH SOLEIL-2 LLC

                          By:      /s/ Joyce Fraser-Bryant
                                   --------------------------------------
                          Name:    Joyce Fraser-Bryant
                          Title:   Authorized  Agent

PERSEUS CDO I, LIMITED
By:  Mass Mutual Life Insurance Co.,
as Portfolio Manager

By:      /s/ Steven J. Katz
         -------------------------------------
Name:    Steven J. Katz
Title:   Second Vice President and
         Associate General Counsel

SIMBURY CDO I, LIMITED
By:  Mass Mutual Life Insurance Co.,
as Portfolio Manager

By:      /s/ Steven J. Katz
         -------------------------------------
Name:    Steven J. Katz
Title:   Second Vice President and
         Associate General Counsel

MASS MUTUAL HIGH YIELD PARTNERS II LLC
By:  HYP Management, Inc. as Managing Member

By:      /s/ Kathleen  Lynch
         -------------------------------------
Name:    Kathleen Lynch
Title:   Vice President

BNP PARIBAS

By:      /s/ Brock Harris
         -------------------------------------
Name:    Brock Harris
Title:   Director

By:      /s/ Brett Mehlman
         -------------------------------------
Name:    Brett Mehlman
Title:   Director

FLEET NATIONAL BANK

By:      /s/ Gordon  B. Coughlin
         -------------------------------------
Name:    Gordon B. Coughlin
Title:   Vice President

MOUNTAIN CAPITAL CLO II, LTD.

By:      /s/ C. Antony Mellin
         -------------------------------------
Name:    C. Antony Mellin

Title:   Director

                           ACKNOWLEDGMENT AND CONSENT

     Each of the undersigned hereby acknowledges and consents to the foregoing Second Amendment and hereby acknowledges and confirms its obligations under the Guarantee and Collateral Agreement, dated as of August 17, 1999, and all other Loan Documents, including, without limitation, as such documents have been heretofore amended or modified, and, to the extent permitted by applicable law, as may be further amended or modified from time to time.

                                CONCENTRA BERKS LANCASTER, L.L.C.
                                By:    Concentra Health Services, Inc.
                                       Managing Member

                                By:
                                     --------------------------------------
                                Name:      Thomas E. Kiraly
                                Title:     Executive Vice President




                                CONCENTRA HEALTH SERVICES, INC.



                                By:  /s/  Thomas E. Kiraly
                                     --------------------------------------
                                Name:      Thomas E. Kiraly
                                Title:     Executive Vice President


                                CONCENTRA INC.


                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:      Thomas E. Kiraly
                                Title:     Executive Vice President




                                CONCENTRA IOWA, L.L.C.
                                By:    Concentra Health Services, Inc.
                                       Managing Member

                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:      Thomas E. Kiraly
                                Title:     Executive Vice President

                                CONCENTRA MANAGED CARE BUSINESS TRUST

                                By:  /s/ Daniel J. Thomas
                                     ---------------------------------------
                                Name:        Daniel J. Thomas
                                Title:       Trustee




                                CONCENTRA MANAGED CARE SERVICES, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Executive Vice President


                                CONCENTRA MANAGEMENT SERVICES, INC.



                                By:      /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President




                                CONCENTRA OPERATING CORPORATION

                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Executive Vice President




                                CONCENTRA PREFERRED BUSINESS TRUST

                                By:  /s/ Daniel J. Thomas
                                     ---------------------------------------
                                Name:        Daniel J. Thomas
                                Title:       Trustee

                                CONCENTRA PREFERRED SYSTEMS, INC.



                                By: ________________________________________
                                Name:        Thomas E. Kiraly
                                Title:       Executive Vice President




                                CRA MANAGED CARE OF WASHINGTON, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President




                                CRA-MCO, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President




                                DRUG FREE CONSORTIUM, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President




                                FIRST NOTICE SYSTEMS, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President

                                FOCUS HEALTHCARE BUSINESS TRUST

                                By:  /s/  Daniel J. Thomas
                                     ---------------------------------------
                                Name:        Daniel J. Thomas
                                Title:       Trustee




                                FOCUS HEALTHCARE MANAGEMENT, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President




                                HEALTHNETWORK SYSTEMS, L.L.C.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President




                                HILLMAN CONSULTING, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President




                                MEDICAL NETWORK SYSTEMS, L.L.C.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President

                                METRACOMP, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:         Thomas E. Kiraly
                                Title:        Vice President




                                NATIONAL HEALTHCARE RESOURCES, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:         Thomas E. Kiraly
                                Title:        Vice President


                                NHR MICHIGAN, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:         Thomas E. Kiraly
                                Title:        Vice President




                                NHR WASHINGTON, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:         Thomas E. Kiraly
                                Title:        Vice President




                                OCCUCENTERS I, L.P.
                                By:      Concentra Health Services Inc.
                                         General Partner

                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:         Thomas E. Kiraly
                                Title:        Executive Vice President

                                OCI HOLDINGS, INC.



                                By:  /s/  Thomas E. Kiraly
                                     ---------------------------------------
                                Name:        Thomas E. Kiraly
                                Title:       Vice President